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                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8 - K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                                January 21, 2004


                     THE BANK OF NEW YORK COMPANY, INC.
                     ----------------------------------
           (exact name of registrant as specified in its charter)


                                  NEW YORK
                                  --------
               (State or other jurisdiction of incorporation)


                001-06152                          13-2614959
                ---------                          ----------
       (Commission file number)      (I.R.S. employer identification number)



        One Wall Street, New York, NY                10286
        -----------------------------                -----
   (Address of principal executive offices)        (Zip code)


               212-495-1784
               ------------
      (Registrant's telephone number,
           including area code)




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ITEM 5.   Other Events
          ------------
          Fourth Quarter of 2003 Financial Results
          ----------------------------------------

On January 21, 2004, The Bank of New York Company, Inc. issued a press release containing unaudited interim financial information and accompanying discussion for the fourth quarter of 2003. Exhibit 99 is a copy of such press release and is incorporated herein by reference.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------
          (c)  Exhibit        Description
               -------        -----------
                99 Unaudited interim financial information and accompanying discussion for the fourth quarter of 2003 contained in the press release dated January 21, 2004, of The Bank of New York
                         Company, Inc.

ITEM 12.  Results of Operations and Financial Condition
          ---------------------------------------------
Press release filed under Item 5





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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 21, 2004

                                         THE BANK OF NEW YORK COMPANY, INC.
                                         (Registrant)


                                         By: /s/ Thomas J. Mastro
                                         -------------------------
                                         Name:   Thomas J. Mastro
                                         Title:  Comptroller




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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.     Description
-----------     -----------
    99          Unaudited interim financial information and accompanying
                discussion for the fourth quarter of 2003 contained in the press release dated January 21, 2004, of The Bank of New York
                Company, Inc.